UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2016

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B7201 Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 13, 2016, Merrimack Pharmaceuticals, Inc. (the “Company”) entered into separate, privately-negotiated conversion agreements (the “Conversion Agreements”) with certain holders (the “Holders”) of the Company’s 4.50% Convertible Senior Notes due 2020 (the “Notes”). Under the Conversion Agreements, the Holders agreed to convert an aggregate principal amount of $64,207,000 of Notes held by them. The Company will initially settle each $1,000 principal amount of Notes surrendered for conversion by delivering 136 shares of the Company’s common stock. At the Initial Closing (as defined in the Conversion Agreements), the Company expects to issue an aggregate of 8,732,152 shares of its common stock. In addition, pursuant to the Conversion Agreements, at the Additional Closings (as defined in the Conversion Agreements), the Holders of the Notes will receive a number of shares of the Company’s common stock representing an aggregate of $27,696,332 as additional payments in respect of the conversion of the Notes, such number of shares determined based on the Daily VWAP (as defined in the Conversion Agreements) of the Company’s common stock for each of the trading days in the 10-day trading period following the date of the Conversion Agreements. The number of shares to be issued on each Additional Closing is defined in the Conversion Agreements as the “Daily Share Amount”.

The Initial Closing is expected to occur on or about April 18, 2016, subject to customary closing conditions. Generally, each Additional Closing is expected to occur on the third business day following the trading day on which the Daily Share Amount to be issued in the applicable Additional Closing is determined. Immediately following the conversions of the Notes contemplated by the Conversion Agreements, $60,793,000 in aggregate principal amount of the Notes will remain outstanding.

The above description of the Conversion Agreements is a summary only and is qualified in its entirety by reference to the terms of the form of conversion agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any security.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 above is incorporated by reference herein. The issuance of the shares of common stock under the Conversion Agreements is being made pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), only to investors that qualify as “qualified institutional buyers” (as such term is defined under the Securities Act).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: April 14, 2016	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Conversion Agreement Related to 4.50% Convertible Senior Notes due 2020